UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street   Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 9/30/13

Item 1.  Reports to Stockholders.

SOUTHERNSUN SMALL CAP FUND

SOUTHERNSUN US EQUITY FUND

INVESTMENT ADVISER

SOUTHERNSUN ASSET MANAGEMENT, INC.

6070 POPLAR AVENUE, SUITE 300

MEMPHIS, TN 38119

ANNUAL REPORT

SEPTEMBER 30, 2013

2013 Annual Shareholder Letter

Dear Fellow Shareholders,

As you know, on-site research is a core tenet of SouthernSun’s investment approach.  We believe that we can make better investment decisions after engaging directly with key company leaders and employees.  In the past year our investment team met face to face with over 50 public companies in 12 different countries.

In addition, we participated in many trade shows and conferences including the annual Global Horizons Conference hosted by Oxford Analytica and gleaned important insights regarding global and regional macro themes and geopolitical risks. We would like to relay some observations from our travels and then address what we heard from our portfolio companies most recently.

Europe may have stopped the bleeding from a manufacturing standpoint, but growth is coming from export markets and is very tough to come by domestically. Demand has not rebounded meaningfully in auto, construction, steel, aluminum, heavy industry, and renewable energy, among other industries. In Europe, there is an overall emphasis on export markets and optimizing production and process improvements to squeeze out margins. As we have mentioned before, we believe all of Europe is not the same and all industries are not the same. Scandanavia, by and large, seems to be moving through the muck a bit better than many other parts of Europe. The U.K. is showing some signs of life in key sectors, but Germany continues to be the strongest link in the European economic chain. Southern Europe— Italy and Spain in particular—continue to struggle on most fronts.

On the industry side, we have seen some life in renewable energy and autos, which have been slow for quite some time. Consumer discretionary items remain weak but stable, and construction remains depressed with very few major projects being announced. Agriculture seems to be a different story as farmer economics are solid and the move to more mechanized, higher horsepower farming continues.

South America and Southeast Asia are facing their own set of issues. Whether it is consumer debt levels slowing consumption in Brazil or a rapidly rising Rupiah in Indonesia hurting exports, both regions are facing significant headwinds with no real catalyst for change on the near-term horizon. The slowing growth has caused labor issues and politicians are walking a tightrope between keeping the population happy and fighting off inflation.

This being said, we firmly believe that these conditions can provide very interesting opportunities for us if we remain focused on finding quality, niche-dominant companies that we believe are underpriced because of shorter-term macro factors.

In discussions with our existing portfolio businesses, most of them finished the fiscal year end with modest top and bottom line growth. While it is clear that the comps are tougher, several of our companies grew their top lines. AGCO Corporation (AGCO) (Small Cap 5.2%, U.S. Equity 5.1%), sales in the first half of the year were up over 9%, driven by strong growth in every geographical region.  This was especially true in Brazil, where AGCO Corporation’s sales increased 28% driven by a strong agricultural sector supported by accommodative government-sponsored financing for agricultural equipment. We believe commodity prices—though lower—are still at attractive levels, and farm incomes

2013 Annual Shareholder Letter

remain strong. Both conditions continued to drive demand for agricultural equipment.

Polaris Industries Inc. (PII) (U.S. Equity 2.7%) continues to execute well. Their total sales in the second quarter increased 12% to $845M. International sales, including Aixam Mega, were up 22%. Excluding Aixam, Europe, the Middle East and Africa were flat. Gross margin improved by 120 bps on productivity, lower commodity costs, and improved mix, as parts, garments, and accessories (PG&A) represented a larger share of sales. Centene Corp (CNC) (Small Cap 4.9%, U.S. Equity 5.0%) also posted strong top-line growth and continues to benefit from the tailwinds associated with state government outsourcing of Medicare managed care.

In general, margin improvement is harder to come by due to slower top-line growth and a strong run of improving margins over the past few years. As always, there are some notable exceptions. The innerwear business at Hanesbrands Inc. (HBI) (U.S. Equity 4.7%) is moving along at 22% margins and their activewear business continues to improve. Margins in the activewear segment posted double-digit margins in the segment for the first time. Hanesbrands Inc. continues to implement their “innovate to elevate” program to grow margins through product management and supply chain management. Cash flow generation is strong and they are paying down debt and beginning to return more cash to shareholders. They are also taking advantage of targeted acquisition opportunities such as Maidenform.  Similarly, AGCO Corporation reported record margins for their sales in North America due to strong demand and solid execution.

For the first time in several quarters, most of our companies were not executing against significant macro headwinds. Through the third quarter, North America continues to post slow, anemic growth—but growth nonetheless.

With regard to Europe, the third quarter of 2013 was the first quarter in quite some time that companies did not point to Europe as a major detractor to their performance. On the other hand, none said that Europe was a contributor to growth. Instead, Europe has been weak for so long now that the comparisons are easier, and economic conditions do not seem to be getting worse. While we believe that there is less market anxiety with regard to Europe, there is also not a lot of optimism in terms of the region being a future growth driver.

In Asia, some of our companies, like IDEX Corporation (IEX) (Small Cap 3.7%, U.S. Equity 4.1%), pointed to slower industrial growth in China but fairly healthy orders in the rest of Asia. We are not hearing of tremendous anxiety over a serious economic contraction in China, but we believe that our companies are cautious—as are the financial markets—because of the concern that China may not be as robust as previously projected.

With the exception of AGCO Corporation demand for our companies’ products in Latin America continues to be sluggish, driven mainly by slow growth in Brazil as the government tries to reign-in inflation. We would argue that one of the big changes over the past couple of years is that emerging market growth has slowed, and if mature markets stumble, emerging market growth cannot be counted on to meaningfully offset slower growth in developed economies.

2013 Annual Shareholder Letter

Some of the uncertainties causing our companies to be especially thoughtful with regard to their uses of cash are the following:

•

They—like us—are still not certain of the full impact of the Affordable Care Act or the political battles that ensue on the debt ceiling.

•

Customer demand, more than economic conditions, seems to be driving many of our companies’ significant investments. For instance, Centene Corp is investing primarily as they win new business. CARBO Ceramics Inc. (CRR) (Small Cap 5.4%) is making investments that are heavily customer-driven to stay ahead of the competition.

•

Many of our companies continue to buy back their own shares.

•

We are seeing modest reinvestment in their businesses.

•

A few are making targeted acquisitions: Hanesbrands Inc. bought Maidenform and Tidewater Inc. (TDW) (U.S. Equity 4.3%) bought Troms to improve their exposure in the North Sea and Nordic regions and to add to their ability to support arctic deep water drilling.

Fund Performance

Small Cap Fund

Looking at the performance of the Small Cap Fund in more detail, for the trailing six (6) month period ending September 30, 2013, the Investor share class was up 15.67%, while the benchmark, the Russell 2000 Index1, was up 13.61%.  For the trailing twelve (12) month period ending September 30, 2013, the Investor share class was up 41.42%, while the Russell 2000 Index1 was up 30.06%.  For the trailing five (5) year period ending September 30, 2013, the Investor Share class’s average annual return was up 19.00%, while the Russell 2000 Index1 was up 11.15%.  The average annual rate of return since inception of the Investor share class (October 1, 2003 to September 30, 2013), was a positive 13.76%, while the Russell 2000 Index1 average annual rate of return was a positive 9.64%.

The Institutional share class of the Fund, for the trailing six (6) month period September 30, 2013, was up 15.80%, while the Russell 2000 Index1 was up 13.61%.  For the trailing twelve (12) month period ending September 30, 2013, the Institutional share class was up 41.81%, while the Russell 2000 Index1 was up 30.06%.  The average annual rate of return since inception for the Institutional share class (October 1, 2009 to September 30, 2013) was a positive 27.25%, while the Russell 2000 Index1 average annual rate of return was a positive 17.03%.

Over the trailing twelve (12) month period ending September 30, 2013, much of our outperformance was driven by our strong selection within the Consumer Staples and Producer Durables sectors, led by our position in Safeway (SWY) (Small Cap 3.0%, U.S. Equity 3.2%) and Chicago Bridge & Iron (CBI) (Small Cap 5.0%, U.S. Equity 4.8%) respectively. Iconix Brand Group (ICON) (Small Cap 5.4%), a brand management company engaged in the licensing and marketing for a portfolio of consumer brands, also had a significant positive impact on the portfolio.

2013 Annual Shareholder Letter

Our exposure to the Technology sector partially offset our outperformance for the period, led by Diebold, Inc. (DBD) (Small Cap 4.0  Additionally, our positions in Intrepid Potash (IPI) (Small Cap 4.2%) and Newfield Exploration Company (NFX) (Small Cap 4.3%, U.S. Equity 5.3%) were also weak performers.  Finally, our cash position was a detractor of performance. Cash over the quarter was higher than normal as we have fully exited several names throughout the year, however, we continue to look for good companies and remain patient on price.

U.S. Equity Fund

Looking at the performance of the U.S. Equity Fund in more detail for the trailing six (6) month period ending September 30, 2013, the Investor share class was up 17.25%, the Institutional share class was up 17.31%, and the "C" share class was up 16.77%. During this same time period the Russell 2500 Index2 was up 11.56%, and the Russell Mid Cap Index3 was up 10.07%.

For the trailing twelve (12) month period ending September 30, 2013, the Investor share class was up 40.83%, the Institutional share class was up 41.02%, and the "C" share class was up 39.67%. During this same time period, the Russell 2500 Index2 was up 29.79%, and the Russell Mid Cap Index3 was up 27.91%.

Performance since inception for the U.S. Equity Fund (inception date April 10, 2012) was also positive. Since inception, the Investor share class of the Fund was up 26.92%, the Institutional share class was up 27.20%, and the "C" share class was up 26.13%. During this same time period the Russell 2500 Index2 was up 24.48%, and the Russell Mid Cap Index3 was up 22.41%.

Over the past trailing twelve (12) month period ending September 30, 2013, much of our outperformance was primarily driven by stock selection, most notably within Producer Durables, led by Chicago Bridge & Iron (CBI) (Small Cap 5.0%, U.S. Equity 4.8%), and Consumer Staples, led by our top performer, Safeway (SWY)  (Small Cap 3.0%, U.S. Equity 3.2%).  Safeway’s stock has been up throughout much of 2013 on news of the sale of its Canadian stores at an attractive price and the IPO of its gift card subsidiary, Blackhawk, both of which we believe will generate cash to be used to buy back shares.

Outperformance was partially offset by our cash position, which was higher than normal.  Tidewater (TDW) (U.S. Equity 4.3%) and Nordson Corporation (NDSN) (Small Cap 2.3%, U.S. Equity 0.6%) were also weaker performers within the Fund over this time period.

2013 Annual Shareholder Letter

We thank you for your continued trust in helping you reach your investment goals.  If you should have any questions, please contact us at 866-672-3863 or use the information request section of the “Contact Us” page on our website, www.southernsunfunds.com.

Michael W. Cook, Sr.

CEO/Chief Investment Officer

SouthernSun Asset Management

1The Russell 2000 Index is an unmanaged market capitalization-weighted index comprised of 2000 of the smallest capitalized companies in the Russell 3000 index and includes reinvestment of dividends. It is not possible to invest in an index.

2The Russell 2500® Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest in an index.

3The Russell Mid Cap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Mid Cap® Index is a subset of the Russell 1000® Index. It is not possible to invest in an index.

2842-NLD-11/11/2013

SouthernSun Small Cap Fund

Performance of a $10,000 Investment (Unaudited)

October 1, 2003* through September 30, 2013

Total Returns as of September 30, 2013
				Since
	One Year	Five Years	Ten Years	Inception*
Investor Class	41.42%	19.00%	13.76%	13.76%
Institutional Class	41.81%	N/A	N/A	27.25%
Russell 2000 Index	30.06%	11.15%	9.64%	9.64%**

________

* Investor Class commenced operations on October 1, 2003.  Institutional Class commenced operations on October 1, 2009.

**Average annual total return is since October 1, 2003.  The average annual total return of the Russell 2000 Index since October 1, 2009 is 17.03%.

The Russell 2000 Index is an unmanaged market capitalization-weighted index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2014, to ensure that the net annual fund operating expenses will not exceed 1.50% and 1.25% for Investor Class and Institutional Class, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-672-3863.

.

Portfolio Holdings by Industry As of September 30, 2013 (Unaudited)	% of Net Assets		% of Net Assets
Common Stocks	94.71	Oil & Gas	4.30
Machinery	13.83	Chemicals	4.24
Construction Services	10.25	Computers	4.02
Apparel	8.28	Metal Fabricate/Hardware	3.99
Miscellaneous Manufacturing	8.02	Healthcare-Products	3.96
Food Processing Oil & Gas Services Environmental Control Healthcare-Services Software	. 6.27 5.39 4.93 4.90 4.78	Home Builders Commercial Services Short Term Investments Liabilities in Excess of Other Assets Total Net Assets	3.84 3.71 5.90 (0.61) 100.00

SouthernSun US Equity Fund

Performance of a $10,000 Investment (Unaudited)

April 10, 2012* through September 30, 2013

Total Returns as of September 30, 2013
		Since
	One Year	Inception*
Investor Class	40.83%	26.92%
Institutional Class	41.02%	27.20%
Class C	39.67%	26.13%
Russell 2500 Index	29.79%	24.48%

________

* SouthernSun US Equity commenced operations on April 10, 2012.

The Russell 2500 Index is an unmanaged market capitalization-weighted index which is comprised of 2500 of the smallest capitalized U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until January 31, 2014, to ensure that the net annual fund operating expenses will not exceed 1.34 , 1.09% and 2.09% for Investor Class,  Institutional Class, and Class C, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-866-672-3863.

.

Portfolio Holdings by Industry As of September 30, 2013 (Unaudited)	% of Net Assets		% of Net Assets
Common Stocks	88.10	Forest Products & Paper	4.47
Machinery	14.22	Transportation	4.29
Construction Services	10.00	Metal Fabricate/Hardware	3.99
Environmental Control	8.68	Home Builders	3.66
Oil & Gas	5.27	Food Processing	3.20
Commercial Services Miscellaneous Manufacturing Healthcare Services Apparel Software	. 5.21 5.00 4.97 4.72 4.50	Electric Leisure Time Short Term Investments Liabilities in Excess of Other Assets Total Net Assets	3.18 2.74 15.57 (3.67) 100.00

SouthernSun Funds
Small Cap Fund - Schedule of Investments
September 30, 2013

Shares		Market Value

	COMMON STOCK - 94.71%
	APPAREL - 8.28%
375,025	Columbia Sportswear Co.	$ 22,587,756
1,251,270	Iconix Brand Group, Inc. *	41,567,189
		64,154,945
	CHEMICALS - 4.24%
2,094,900	Intrepid Potash, Inc.	32,848,032

	COMMERCIAL SERVICES - 3.71%
1,016,921	Brink's Co.	28,778,864

	COMPUTERS - 4.02%
1,061,065	Diebold, Inc.	31,152,868

	CONSTRUCTION SERVICES - 10.25%
575,270	Chicago Bridge & Iron Co.	38,986,048
752,375	URS Corp.	40,440,156
		79,426,204
	ENVIRONMENTAL CONTROL - 4.93%
1,804,634	Darling International, Inc. *	38,186,055

	FOOD PROCESSING - 6.27%
732,545	Safeway, Inc.	23,434,115
384,997	Sanderson Farms, Inc.	25,117,204
		48,551,319
	HEALTHCARE-PRODUCTS - 3.96%
856,114	Hill-Rom Holdings, Inc.	30,674,565

	HEALTHCARE-SERVICES - 4.90%
593,255	Centene Corp. *	37,944,590

	HOME BUILDERS - 3.84%
512,071	Thor Industries, Inc.	29,720,601

	MACHINERY - 13.83%
664,175	AGCO Corp.	40,129,454
433,100	IDEX Corp.	28,259,775
100,875	Middleby Corp. *	21,073,796
239,999	Nordson Corp.	17,671,126
		107,134,151

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Small Cap Fund - Schedule of Investments (Continued)
September 30, 2013

Shares		Market Value

	METAL FABRICATE/HARDWARE - 3.99%
512,000	Timken Co.	$ 30,924,800

	MISCELLANEOUS MANUFACTURING - 8.02%
528,100	Koppers Holdings, Inc.	22,523,465
872,800	Trinity Industries, Inc.	39,581,480
		62,104,945
	OIL & GAS - 4.30%
1,218,249	Newfield Exploration Co. *	33,343,475

	OIL & GAS SERVICES - 5.39%
421,700	CARBO Ceramics, Inc.	41,794,686

	SOFTWARE - 4.78%
1,091,000	Broadridge Financial Solutions, Inc.	34,639,250
65,508	Verint Systems, Inc. *	2,427,727
		37,066,977

	TOTAL COMMON STOCK	733,807,077
	(Cost - $564,955,704)

	SHORT-TERM INVESTMENTS - 5.90%
45,696,980	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	45,696,980
	(Cost - $45,696,980)

	TOTAL INVESTMENTS - 100.61%
	(Cost - $610,652,684) (a)	779,504,057
	LIABILITIES IN EXCESS OF OTHER ASSESTS - (0.61)%	(4,731,453)
	NET ASSETS - 100.00%	$ 774,772,604

* Non-Income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on September 30, 2013.

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $611,325,394 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appeciation:	$ 173,460,897
	Unrealized Depreciation:	(5,282,234)
	Net Unrealized Appreciation:	$ 168,178,663

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
US Equity Fund - Schedule of Investments
September 30, 2013

Shares		Market Value

	COMMON STOCK - 88.10%
	APPAREL - 4.72%
180,590	Hanesbrands, Inc.	$ 11,252,563

	COMMERCIAL SERVICES - 5.21%
664,355	Western Union Co.	12,396,864

	ELECTRIC - 3.18%
210,080	OGE Energy Corp.	7,581,787

	CONSTRUCTION SERVICES - 10.00%
169,175	Chicago Bridge & Iron Co. NV	11,464,990
229,790	URS Corp.	12,351,213
		23,816,203
	ENVIRONMENTAL CONTROL - 8.68%
163,795	Clean Harbors, Inc. *	9,608,215
523,100	Darling International, Inc. *	11,068,796
		20,677,011
	FOOD PROCESSING - 3.20%
237,915	Safeway, Inc.	7,610,901

	FOREST PRODUCT & PAPER - 4.47%
277,440	MeadWestvaco Corp.	10,648,147

	HEALTHCARE-SERVICES - 4.97%
185,000	Centene Corp. *	11,832,600

	HOME BUILDERS - 3.66%
150,170	Thor Industries, Inc.	8,715,867

	LEISURE TIME - 2.74%
50,600	Polaris Industries, Inc.	6,536,508

	MACHINERY - 14.22%
202,590	AGCO Corp.	12,240,488
171,100	Flowserve Corp.	10,674,929
147,815	IDEX Corp.	9,644,929
17,830	Nordson Corp.	1,312,823
		33,873,169

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
US Equity Fund - Schedule of Investments (Continued)
September 30, 2013

Shares		Market Value

	METAL FABRICATE/HARDWARE - 3.99%
157,215	Timken Co.	$ 9,495,786

	MISCELLANEOUS MANUFACTURING - 5.00%
262,365	Trinity Industries, Inc.	11,898,252

	OIL & GAS - 5.27%
458,265	Newfield Exploration Co. *	12,542,712

	SOFTWARE - 4.50%
337,345	Broadridge Financial Solutions, Inc.	10,710,704

	TRANSPORTATION - 4.29%
172,420	Tidewater, Inc.	10,222,782

	TOTAL COMMON STOCK	209,811,856
	(Cost - $186,998,966)

	SHORT-TERM INVESTMENTS - 15.57%
37,073,587	Dreyfus Institutional Reserve Money Market Fund, 0.00% +	37,073,587
	(Cost - $37,073,587)

	TOTAL INVESTMENTS - 103.67%
	(Cost - $224,072,553) (a)	246,885,443
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.67)%	(8,742,354)
	NET ASSETS - 100.00%	$ 238,143,089

* Non-Income producing security.
+ Money market fund; interest rate reflects the seven-day effective yield on September 30, 2013.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $224,093,580 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized Appeciation:	$ 22,791,863
	Unrealized Depreciation:	-
	Net Unrealized Appreciation:	$ 22,791,863

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities
September 30, 2013
	Small Cap	US Equity
	Fund	Fund
ASSETS:
Investments, at cost	$ 610,652,684	$ 224,072,553
Investments in securities, at value	$ 779,504,057	$ 246,885,443
Receivable for fund shares sold	635,959	784,156
Dividends and interest receivable	803,902	177,253
Prepaid expenses and other assets	64,824	41,446
Total Assets	781,008,742	247,888,298

LIABILITIES:
Payable for securities purchased	4,405,393	9,485,885
Payable for fund shares repurchased	1,146,930	58,673
Accrued advisory fees	539,953	162,722
Accrued distribution fees	86,131	8,769
Accrued expenses payable to other affiliates	28,885	8,007
Accrued expenses and other liabilities	28,846	21,153
Total Liabilities	6,236,138	9,745,209
Net Assets	$ 774,772,604	$ 238,143,089

NET ASSETS CONSIST OF:
Paid in capital	$ 564,017,568	$ 211,622,626
Accumulated net realized gain from
investment transactions	41,903,663	3,707,573
Net unrealized appreciation on investments	168,851,373	22,812,890
Net Assets	$ 774,772,604	$ 238,143,089

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statement of Assets and Liabilities (Continued)
September 30, 2013
	Small Cap	US Equity
	Fund	Fund
Investor Class
Net Assets	$ 417,148,260	$ 22,652,615
Shares Outstanding (no par value; unlimited number
of shares authorized)	14,160,574	1,736,336
Net Asset Value, offering price and redemption
price per share*	$ 29.46	$ 13.05

Institutional Class
Net Assets	$ 357,624,344	$ 209,418,538
Shares Outstanding (no par value; unlimited number
of shares authorized)	12,017,418	16,004,582
Net Asset Value, offering price and redemption
price per share*	$ 29.76	$ 13.08

Class C
Net Assets		$ 6,071,936
Shares Outstanding (no par value; unlimited number
of shares authorized)		468,880
Net Asset Value, offering price and redemption
price per share*		$ 12.95

_____________
*The Funds charge a fee of 2.00% on redemptions of shares held for less than 30 days.

SouthernSun Funds
Statement of Operations
For the year ended September 30, 2013
	Small Cap	US Equity
	Fund	Fund
INVESTMENT INCOME:
Interest	$ 13	$ 2
Dividends (Net of foreign tax of $14,931 and $1,666 respectively)	6,708,751	743,540
Total investment income	6,708,764	743,542

EXPENSES:
Investment advisory fees	4,716,277	504,008
Distribution fees
Investor Class	805,996	16,562
Class C	-	20,571
Transfer agency fees	159,827	59,913
Administration fees	132,569	36,851
Accounting fees	85,601	37,917
Custody fees	73,026	19,731
Printing expense	71,612	7,515
Registration & filing fees	42,788	58,782
Chief Compliance Officer	25,991	1,645
Miscellaneous expenses	25,358	3,386
Non 12b-1 Shareholder Servicing Fee	23,616	129
Audit fees	18,200	21,000
Insurance expense	18,110	1,038
Legal fees	15,697	6,811
Trustees' fees	6,153	8,153
Total expenses	6,220,821	804,012

Less: Expense reimbursement	-	(142,517)
Net expenses	6,220,821	661,495
Net investment income	487,943	82,047

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain from investment transactions	44,419,425	3,723,566
Net change in unrealized appreciation of investments	147,615,180	20,871,637
Net realized and unrealized gain on investments	192,034,605	24,595,203
Net increase in net assets resulting from operations	$ 192,522,548	$ 24,677,250

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
Small Cap Fund

	For the year	For the year
	ended	ended
	September 30, 2013	September 30, 2012
NET INCREASE IN NET
ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 487,943	$ (140,550)
Net realized gain from investment transactions	44,419,425	14,809,849
Net change in unrealized appreciation
on investments	147,615,180	33,259,661
Net increase in net assets resulting
from operations	192,522,548	47,928,960

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Investor Class ($0.10 and $0.00 per share, respectively)	(1,091,526)	-
Institutional Class ($0.16 and $0.00 per share, respectively)	(1,057,279)	-
Distributions from net realized gains on investments
Investor Class ($0.78 and $1.24 per share, respectively)	(8,124,997)	(8,340,050)
Institutional Class ($0.78 and $1.24 per share, respectively)	(5,290,464)	(3,291,788)
Total distributions to shareholders	(15,564,266)	(11,631,838)

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	100,893,104	97,205,449
Institutional Class	143,269,477	83,504,402
Total Capital Share Transactions	244,162,581	180,709,851

Net increase in net assets	421,120,863	217,006,973

NET ASSETS:
Beginning of year	353,651,741	136,644,768
End of year	$ 774,772,604	$ 353,651,741

Accumulated net investment income at end of year	$ -	$ -

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Statements of Changes in Net Assets
US Equity Fund

	For the year	For the period
	ended	ended
	September 30, 2013	September 30, 2012*
NET INCREASE IN NET
ASSETS FROM OPERATIONS:
Net investment income	$ 82,047	$ 22,209
Net realized gain from investment transactions	3,723,566	1,170,706
Net change in unrealized appreciation (depreciation)
on investments	20,871,637	(1,036,860)
Net increase in net assets resulting
from operations	24,677,250	156,055

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
Investor Class ($0.07 and $0.00 per share, respectively)	(2,305)	-
Institutional Class ($0.08 and $0.00 per share, respectively)	(110,449)	-
Class C ($0.05 and $0.00 per share, respectively)	(3,455)	-
Distributions from net realized gains on investments
Investor Class ($0.82 and $0.00 per share, respectively)	(26,644)	-
Institutional Class ($0.82 and $0.00 per share, respectively)	(1,094,014)	-
Class C ($0.82 and $0.00 per share, respectively)	(54,088)
Total distributions to shareholders	(1,290,955)	-

CAPITAL SHARE TRANSACTIONS: (Note 5)
Investor Class	19,815,865	252,365
Institutional Class	177,831,473	11,372,195
Class C	4,970,339	358,502
Total Capital Share Transactions	202,617,677	11,983,062

Net increase in net assets	226,003,972	12,139,117

NET ASSETS:
Beginning of period	12,139,117	-
End of period	$ 238,143,089	$ 12,139,117

Accumulated net investment income at end of period	$ -	$ 22,209

* The Fund commenced operations April 10, 2012.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Investor Class

Selected data based on a share outstanding throughout each year.
	One year		One year		One year		One year		One year
	ended		ended		ended		ended		ended
	Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,
	2013		2012		2011		2010		2009

Net asset value, beginning of year	$ 21.64		$ 17.41		15.94		12.55		13.89

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	0.00	(c)	(0.03)		(0.09)		(0.07)		0.00	(c)
Net realized and unrealized gain (loss)
on investments	8.70		5.50		1.56		3.46		(1.16)
Total from investment operations	8.70		5.47		1.47		3.39		(1.16)

LESS DISTRIBUTIONS:
From net investment income	(0.10)		-		-		-		-
From net realized gains on investments	(0.78)		(1.24)		-		-		(0.18)
Total distributions	(0.88)		(1.24)		-		-		(0.18)
Paid in capital from redemption fees	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Net asset value, end of year	$ 29.46		$ 21.64		$ 17.41		$ 15.94		$ 12.55

Total return (b)	41.42%		32.12%		9.22%		27.01%		(7.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 417,148		$ 214,667		$ 93,228		$ 53,504		$ 59,210
Ratios to average net assets
Expenses, net of reimbursement	1.22%		1.25%		1.42%	(d)	1.50%	(d)	1.50%
Expenses, before reimbursement	1.22%		1.25%		1.33%		1.43%		1.53%
Net investment loss, net of reimbursement	(0.01)		(0.15)%		(0.44)%		(0.51)%		(0.05)%
Net investment loss, before reimbursement	(0.01)		(0.15)%		(0.35)%		(0.44)%		(0.08)%
Portfolio turnover rate	22%		31%		38%		28%		49%

(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Had the Manager not absorbed a portion of the expenses, total returns would have been lower.
(c) Amount is less than $.01 per share.
(d) Such ratio includes Adviser's recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
Small Cap Fund - Institutional Class *

Selected data based on a share outstanding throughout each year.
	One year		One year		One year		One year
	ended		ended		ended		ended
	Sep. 30,		Sep. 30,		Sep. 30,		Sep. 30,
	2013		2012		2011		2010

Net asset value, beginning of year	$ 21.84		$ 17.52		$ 15.99		$ 12.55

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	0.06		0.03		(0.02)		(0.04)
Net realized and unrealized gain
on investments	8.80		5.53		1.55		3.48
Total from investment operations	8.86		5.56		1.53		3.44

LESS DISTRIBUTIONS:
From net investment income	(0.16)		-		-		-
From net realized gains on investments	(0.78)		(1.24)		-		-
Total distributions	(0.94)		(1.24)		-		-
Paid in capital from redemption fees	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)

Net asset value, end of year	$ 29.76		$ 21.84		$ 17.52		$ 15.99

Total return (b)	41.81%		32.45%		9.57%		27.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 357,624		$ 138,985		$ 43,417		$ 17,781
Ratios to average net assets
Expenses	0.97%		1.01%		1.08%		1.19%
Net investment loss	0.24%		0.14%		(0.12)%		(0.25)%
Portfolio turnover rate	22%		31%		38%		28%

* The Fund commenced operations on September 30, 2009.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Amount is less than $.01 per share.
(d) Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
US Equity Fund - Investor Class *

Selected data based on a share outstanding throughout each period.
	One year		Period
	ended		ended
	Sep. 30,		Sep. 30,
	2013		2012 *

Net asset value, beginning of period	$ 10.09		$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (a)	(0.01)		0.01
Net realized and unrealized gain
on investments	3.86		0.08
Total from investment operations	3.85		0.09

LESS DISTRIBUTIONS:
From net investment income	(0.07)		-
From net realized gains on investments	(0.82)		-
Total distributions	(0.89)		-
Paid in capital from redemption fees	0.00	(d)	-

Net asset value, end of period	$ 13.05		$ 10.09

Total return (b)	40.83%		0.90%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 22,653		$ 263
Ratios to average net assets
Expenses, net of reimbursement	1.30%		1.15%	(c)
Expenses, before reimbursment	1.55%		3.06%	(c)
Net investment income (loss), net of reimbursment	(0.04)%		0.20%	(c)
Net investment loss, before reimbursment	(0.29)%		(1.71)%	(c)
Portfolio turnover rate	25%		49%

* The Fund commenced operations on April 10, 2012.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
US Equity Fund - Institutional Class *

Selected data based on a share outstanding throughout each period.
	One year		Period
	ended		ended
	Sep. 30,		Sep. 30,
	2013		2012 *

Net asset value, beginning of period	$ 10.11		$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (a)	0.02		0.02
Net realized and unrealized gain
on investments	3.85		0.09
Total from investment operations	3.87		0.11

LESS DISTRIBUTIONS:
From net investment income	(0.08)		-
From net realized gains on investments	(0.82)		-
Total distributions	(0.90)		-
Paid in capital from redemption fees	0.00	(d)	-

Net asset value, end of period	$ 13.08		$ 10.11

Total return (b)	41.02%		1.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 209,419		$ 11,502
Ratios to average net assets
Expenses, net of reimbursement	1.05%		0.90%	(c)
Expenses, before reimbursment	1.30%		2.81%	(c)
Net investment income (loss), net of reimbursment	0.21%		0.45%	(c)
Net investment loss, before reimbursment	(0.04)%		(1.46)%	(c)
Portfolio turnover rate	25%		49%

* The Fund commenced operations on April 10, 2012.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds
Financial Highlights
US Equity Fund - Class C *

Selected data based on a share outstanding throughout each period.
	One year		Period
	ended		ended
	Sep. 30,		Sep. 30,
	2013		2012 *

Net asset value, beginning of period	$ 10.08		$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss (a)	(0.09)		(0.02)
Net realized and unrealized gain
on investments	3.83		0.10
Total from investment operations	3.74		0.08

LESS DISTRIBUTIONS:
From net investment income	(0.05)		-
From net realized gains on investments	(0.82)		-
Total distributions	(0.87)		-
Paid in capital from redemption fees	0.00	(d)	-

Net asset value, end of period	$ 12.95		$ 10.08

Total return (b)	39.67%		0.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 6,072		$ 374
Ratios to average net assets
Expenses, net of reimbursement	2.05%		1.90%	(c)
Expenses, before reimbursment	2.30%		3.81%	(c)
Net investment income (loss), net of reimbursment	(0.79)%		(0.55)%	(c)
Net investment loss, before reimbursment	(1.04)%		(2.46)%	(c)
Portfolio turnover rate	25%		49%

* The Fund commenced operations on April 10, 2012.
(a) Per share amounts have been calculated using the average share method, which more appropriately presents the per share data for the period.
(b) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any.
(c) Annualized for periods less than one year.
(d) Amount is less than $.01 per share.

The accompanying notes are an integral part of these financial statements.

SouthernSun Funds

Notes to Financial Statements

September 30, 2013

NOTE 1. ORGANIZATION

SouthernSun Small Cap Fund (“Small Cap”) and SouthernSun US Equity Fund (“US Equity”), each a “Fund” and collectively (the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, open-end management investment companies. Small Cap offers two classes of shares designated as Investor Class and Institutional Class.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares are subject to an annual distribution and service (12b-1) fee and the Institutional Class does not charge such a fee. US Equity offers three classes of shares designated as Investor Class, Institutional Class, and Class C.  Each class represents an interest in the same assets of the Fund with the only difference being that Investor Class shares and Class C shares are subject to an annual distribution and service (12b-1) fee but the Institutional share class is not.  The primary investment objective of both Funds is long-term capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period.  Actual results could differ from those estimates.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process – This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisers based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisers are unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2013 for the Funds’ assets measured at fair value:

     SouthernSun Small Cap

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$733,807,077	-	-	$733,807,077
Short-Term Investment	45,696,980	-	-	45,696,980
Total	$779,504,057	-	-	$779,504,057

     SouthernSun US Equity

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$209,811,856	-	-	$209,811,856
Short-Term Investment	37,073,587	-	-	37,073,587
Total	$246,885,443	-	-	$246,885,443

*Please refer to the Schedule of Investments for Industry classifications.

The Funds did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented. It is the Funds’ policy to record transfers into or out of any Level at the end of the reporting period.

The Funds are required to include enhanced disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

about credit-risk-related contingent features in derivative agreements. During the year ended September 30, 2013, the Funds did not hold any derivative instruments.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses- Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open tax years (2010-2012), and positions expected to be taken in the Funds’ 2013 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.   Each Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with federal income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification- The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

 be made against the Funds that have not yet occurred.  However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. MANAGEMENT FEES AND OTHER RELATED PARTY TRANSACTIONS

SouthernSun Asset Management, LLC serves as the Funds’ Investment Adviser (the “Adviser”).  The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pay the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.85% of the average daily net assets of each Fund.  For the year ended September 30, 2013, the Adviser earned advisory fees of $4,716,277 for Small Cap and $504,008 for US Equity.

The Adviser has contractually agreed to waive its management fees and/or make payments to limit the Funds’ expenses, (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short) taxes, or extraordinary expenses such as litigation) at least until January 31, 2014 for Small Cap and January 31, 2014 for US Equity so that the total net annual operating expenses of Small Cap’s Investor Class and Institutional Class shares do not exceed 1.50% and 1.25%, respectively, of average daily net assets and US Equity’s Investor Class, Institutional Class, and Class C shares do not exceed 1.34%, 1.09% and 2.09%, respectively, of average daily net assets. Prior to April 19, 2013, the Advisor agreed to waive a portion of its advisory fee so that total expenses incurred by US Equity’s Investor Class, Institutional Class, and Class C did not exceed 1.15%, 0.90% and 1.90%, respectively. Waivers and expense payments may be recouped by the Adviser from a Fund, to the extent that overall expenses fall below the expense limitation, within three years of the fiscal year end during which the amounts were waived or reimbursed.  For the year ended September 30, 2013, the Adviser waived fees in the amount of $142,517 for US Equity.

As of September 30, 2013, the following amounts are subject to recapture for US Equity by the Adviser by September 30 of the following years:

2016	2015	Totals
$ 142,517	$ 98,303	$ 240,820

Distributor – The Trust, on behalf of the Funds, has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of the Investor Class and Class C shares. The Plans provide that a monthly service and/or distribution fee is calculated by the Funds at an

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

annual rate of 0.25% of the average daily net assets of the Funds’ Investor Class shares and 1.00% of the average daily net assets of Class C shares of the US Equity Fund and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of each Funds’ respective shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan are compensation plans, which means that compensation is provided regardless of 12b-1 expenses incurred.  For the year ended September 30, 2013, the Funds incurred distribution fees as follows:

	Investor Class	Class C
Small Cap	$805,996	-
US Equity	$16,562	$20,571

Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Funds.

NOTE 4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sales of securities, other than short-term securities, for the year ended September 30, 2013, amounted to $321,350,220 and $113,721,251, respectively for Small Cap and $187,952,079 and $13,551,809, respectively for US Equity.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

NOTE 5. CAPITAL SHARE TRANSACTIONS

The Funds have unlimited shares of beneficial interest authorized with no par value.  Capital share transactions were as follows:

	Small Cap Fund Investor Class
	For the year ended		For the year ended
	September 30, 2013		September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold	8,660,511	$ 212,482,859	9,327,773	$ 196,211,676
Reinvestment
of dividends	391,780	8,936,501	394,660	7,766,916
Shares redeemed	(4,813,454)	(120,547,502)	(5,155,696)	(106,798,604)
Redemption fees**	-	21,246	-	25,461
Net increase	4,238,837	$ 100,893,104	4,566,737	$ 97,205,449

	Small Cap Fund Institutional Class
	For the year ended		For the year ended
	September 30, 2013		September 30, 2012
	Shares	Dollars	Shares	Dollars
Shares sold	7,374,214	$ 185,821,448	5,084,244	$ 108,585,125
Reinvestment
of dividends	211,501	4,864,520	157,743	3,128,060
Shares redeemed	(1,931,385)	(47,422,520)	(1,356,531)	(28,224,921)
Redemption fees**	-	6,029	-	16,138
Net increase	5,654,330	$ 143,269,477	3,885,456	$ 83,504,402

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

	US Equity Fund Investor Classs
	For the year ended		For the period ended
	September 30, 2013		September 30, 2012*
	Shares	Dollars	Shares	Dollars
Shares sold	1,774,194	$ 20,566,336	30,618	$ 294,857
Reinvestment
of dividends	2,021	20,190	-	-
Shares redeemed	(65,979)	(770,853)	(4,518)	(42,492)
Redemption fees**	-	192	-	-
Net increase	1,710,236	$ 19,815,865	26,100	$ 252,365

	US Equity Fund Institutional Classs
	For the year ended		For the period ended
	September 30, 2013		September 30, 2012*
	Shares	Dollars	Shares	Dollars
Shares sold	15,143,548	$ 181,135,516	1,137,998	$ 11,372,195
Reinvestment
of dividends	15,114	151,135	-	-
Shares redeemed	(292,078)	(3,457,289)	-	-
Redemption fees**	-	2,111	-	-
Net increase	14,866,584	$ 177,831,473	1,137,998	$ 11,372,195

	US Equity Fund Class C
	For the year ended		For the period ended
	September 30, 2013		September 30, 2012*
	Shares	Dollars	Shares	Dollars
Shares sold	482,469	$ 5,556,750	37,406	$ 361,319
Reinvestment
of dividends	5,771	57,543	-	-
Shares redeemed	(56,489)	(644,017)	(277)	(2,817)
Redemption fees**	-	63	-	-
Net increase	431,751	$ 4,970,339	37,129	$ 358,502

* The Fund commenced operations on April 10, 2012.

**The Funds charges a fee of 2.00% on redemptions of shares held for less than 30 days.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

NOTE 6. TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the periods ended September 30, 2013 and September 30, 2012 was as follows:

For the period ended September 30, 2013:
	Ordinary	Long-Term
Portfolio	Income	Capital Gain	Total
Small Cap Fund	$ 5,225,367	$ 10,338,899	$ 15,564,266
US Equity Fund	316,312	974,643	1,290,955

For the period ended September 30, 2012:
	Ordinary	Long-Term
Portfolio	Income	Capital Gain	Total
Small Cap Fund	$ 3,971,755	$ 7,660,083	$ 11,631,838
US Equity Fund	-	-	-

As of September 30, 2013, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital	Late Year and	Unrealized	Total
	Ordinary	Long-Term	Loss	Post October	Appreciation/	Accumulated
	Income	Gains	Carry Forwards	Losses	(Depreciation)	Earnings/(Deficits)
Small Cap Fund	$ 4,489,274	$ 38,087,099	$ -	$ -	$ 168,178,663	$ 210,755,036
US Equity Fund	1,763,510	1,965,090	-	-	22,791,863	26,520,463

The difference between the book basis and tax basis for unrealized appreciation and undistributed ordinary income is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences primarily attributable to the reclassification of Fund distributions resulted in reclassification as of September 30, 2013 as follows:

	Undistributed	Accumulated Net Realized
	Net Investment	Gain from Investment
	Income	Transactions
Small Cap Fund	$ 1,660,862	$ (1,660,862)
US Equity Fund	11,953	(11,953)

These reclassifications have no effect on net assets or net asset value per share and are designed generally to present undistributed income on a tax basis, which is considered to be more informative to shareholders.

SouthernSun Funds

Notes to Financial Statements (Continued)

September 30, 2013

NOTE 7. REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells its shares after holding them for less than 30 days. The redemption fee is paid directly to the respective Fund.  For the year ended September 30, 2013, Small Cap’s Investor Class shares and Institutional Class shares assessed $19,780 and $4,996, respectively, in redemption fees. US Equity’s Investor Class shares, Institutional Class shares and Class C shares assessed $192, $2,111 and $63, respectively, in redemption fees.

NOTE 8. PROXY VOTING (Unaudited)

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark H. Taylor, John V. Palancia, Andrew Rogers, Mark D. Gersten, and Mark Garbin to the Board of Trustees of the Trust.

Shares Voted

            Shares Voted Against

     In Favor

                  or Abstentions

Mark Garbin

  609,702,446

       7,380,704

Mark D. Gersten

  609,750,246

       7,332,904

John V. Palancia

  609,370,118

       7,713,033

Andrew Rogers

  609,691,730

       7,391,421

Mark H. Taylor

  608,885,975

       8,197,175

NOTE 9. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

NOTE 10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

SouthernSun Small Cap Fund

SouthernSun US Equity Fund

We have audited the accompanying statement of assets and liabilities of SouthernSun Small Cap Fund and SouthernSun US Equity Fund, each a series of Northern Lights Fund Trust (the “Trust”), including the schedules of investments as of September 30, 2013, with respect to SouthernSun Small Cap Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to SouthernSun US Equity Fund the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and the period April 10, 2012 (commencement of operations) through September 30, 2012.   These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SouthernSun Small Cap Fund and SouthernSun US Equity Fund as of September 30, 2013, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 25, 2013

SouthernSun Funds

Supplemental Information (Unaudited)

September 30, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl ^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100

AdvisorOne Funds (12 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen ^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	100	AdvisorOne Funds (12 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor ^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	118

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

SouthernSun Funds

Supplemental Information (Unaudited)(Continued)

September 30, 2013

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	118	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	100	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); ); Northern Lights Variable Trust (since 2013)

SouthernSun Funds

Supplemental Information (Unaudited)(Continued)

September 30, 2013

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola***^ Born in 1952	Trustee 2005-2013; Chairman of the Board 2005-2013

Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004)

			N/A	AdvisorOne Funds (12 portfolios) (2003-2012); Alternative Strategies Fund (2010-2013); Northern Lights Variable Trust (2006-2013)
Andrew Rogers**** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	100	Northern Lights Variable Trust (since 2013)

SouthernSun Funds

Supplemental Information (Unaudited)(Continued)

September 30, 2013

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola was an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer

SouthernSun Funds

Supplemental Information (Unaudited)(Continued)

September 30, 2013

 Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).  Mr. Miola resigned effective September 24, 2013.

****Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Statement of Additional Information (“SAI”).

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-672-3863.

9/30/13-Vs 1

Approval of Advisory Agreement – SouthernSun Small Cap Fund (Unaudited) *

 In connection with the regular meeting held on August 13, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between SouthernSun Asset Management,  LLC (the “Adviser”) and the Trust, with respect to SouthernSun Small Cap Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted the Adviser was established in 1989 as a research driven investment management firm specializing in the implementation of equity investment strategies, and currently manages approximately $3.6 billion in assets for a variety of clients through separately managed accounts, wrap account programs and mutual funds.  The Trustees reviewed the organization and key investment personal responsible for servicing the Fund and considered it a positive that the organization continues to have a solid infrastructure and qualified professionals that make up integrated support teams with expertise in investment management, research and analytics, client relations, operations, corporate administration and risk management.  They noted positively the Adviser’s recognition by the Wall Street Journal’s quarterly fund analysis as one of the “Category Kings” within the Mid-Cap Value fund group in July 2013.  The Trustees considered that in executing the Fund’s strategy, the Adviser utilizes a strong research team to obtain and evaluate information related to the economy, industries, business, and securities markets in order to formulate a continuing investment program consistent with the Fund’s objectives, policies and limitations.  In determining which potential investments are suitable for the Fund, the Trustees noted that the Adviser employs a principled process to conduct a thorough evaluation of a company’s financial strength, management adaptability, and niche dominance.  The Trustees discussed the Adviser’s commitment to managing risk across all facets of the firm and particularly to portfolio trading by utilizing a team approach with oversight performed by the Chief Investment Officer and the investment team.  The Trustees also discussed the Adviser’s monitoring of the portfolio’s industry concentration levels, position sizes, liquidity risk of the Fund’s holdings, in addition to macro risk, and its attention to Fund compliance with investment guidelines and limitations on both a pre and post trade basis.  They noted there have been no material compliance or litigation issues reported since the last advisory agreement approval.  The Trustees concluded that they are satisfied with the overall organization and operation of the Adviser and are confident they will continue to provide a high level or quality service to the Fund and its shareholders.

Performance.    The Trustees reviewed the Fund’s performance and compared the performance relative to its peer group average and Morningstar category average.  They noted the Fund outperformed its benchmarks for the one year (32.79% for the Fund versus 27.92% for the peer group and 24.56% for the Morningstar category) and five year (14.07% for the Fund versus 8.80% and 8.01%, respectively) for the same period.  They considered favorably that the Fund’s volatility measures again show more standard deviation than the benchmark, but with a corresponding high mean return resulting in a higher Sharpe ratio.  The Trustees noted the Fund’s upside/downside capture ratio is indicative of the Adviser’s excellent stock picking ability, and agreed that the adviser does an excellent job of meeting the Fund’s objectives of capital appreciation.

Fees and Expenses.  The Trustees noted the Adviser charges a 0.85% advisory fee for investment management services to the Fund as compared to its peer group average of 0.95%, and the Morningstar Small Blend category of 0.78%.  They further noted the fee is slightly lower than the fee charged by the Adviser to its other accounts.  The Trustees considered the relatively few peers provided for comparison, but noted favorable that the peers provided were a strong, reasonable comparison in light of each peer’s assets under management, strategy and risks.  After further discussion, the Trustees agreed that the fee is very reasonable particularly in light of the fee relative to its peers and because the Adviser has an expense limitation agreement in place and intends to renew it.  They concluded that the 0.85% advisory fee is favorable and noted that the Fund’s return of 32% further justified the fee.

Economies of Scale.  The Trustees noted the Fund is currently soft closed and there are no breakpoints in place at this time.  They considered, however, the Adviser had indicated its willingness to negotiate breakpoints at a later time if the Fund were later re-opened and assets increased.

Profitability.  The Trustees discussed the profitability of the Adviser in connection with its services to the Fund.  They reviewed the profitability analysis provided by the Adviser and agreed that, although high in actual dollars, the profits are reasonable given the size of the infrastructure of the firm, resources necessary to provide the level and quality research necessary to achieve the substantial returns of the Fund.  After further discussion, the Trustees agreed that, given the reasonableness of the fees received and the extent of the resources devoted to the Fund by the Adviser, the Adviser’s level of profitability is reasonable.

Conclusion. Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement with SouthernSun Asset Management, LLC is in the best interest of the shareholders of the Fund.

* Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

SouthernSun Funds

Shareholder Expense Example (Unaudited)

As a shareholder of a Fund you incur ongoing costs including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  Additionally, you may incur transactional costs in the form of redemption fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on $1,000 invested on April 1, 2013, and held until September 30, 2013.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Expenses Paid During Period* (4/1/13 to 9/30/13)
Small Cap Fund – Investor Class
Actual	$1,000.00	$1,156.70	$6.60
Hypothetical (5% return before expenses)	1,000.00	1,018.95	6.17
Small Cap Fund – Institutional Class
Actual	$1,000.00	$1,158.00	$5.25
Hypothetical (5% return before expenses)	1,000.00	1,020.21	4.91

 *Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.22% and 0.97% for the Investor Class and Institutional Class, respectively,  multiplied by the average account value over the period, multiplied by 183/365 (to reflect the number of days in the six month period ended September 30, 2013).

 SouthernSun Funds

Shareholder Expense Example (Unaudited)(Continued)

	Beginning Account Value (4/1/13)	Ending Account Value (9/30/13)	Expenses Paid During Period* (4/1/13 to 9/30/13)
US Equity Fund – Investor Class
Actual	$1,000.00	$1,172.50	$7.08
Hypothetical (5% return before expenses)	1,000.00	1,018.55	6.58
US Equity Fund – Institutional Class
Actual	$1,000.00	$1,173.10	$5.72
Hypothetical (5% return before expenses)	1,000.00	1,019.80	5.32
US Equity Fund – Class C
Actual	$1,000.00	$1,167.70	$11.14
Hypothetical (5% return before expenses)	1,000.00	1,014.79	5.30

*Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.30%, 1.05% and 2.05% for the Investor Class, Institutional Class, and Class C respectively,  multiplied by the average account value over the period, multiplied by 183/365 (to reflect the number of days in the six month period ended September 30, 2013).

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. August 2011

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

Investment Adviser

SouthernSun Asset Management LLC

6070 Poplar Avenue, Suite 300

Memphis, TN 38119

Administrator and

Fund Accountant

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, NY 11788

Shareholder Information:

1-866-672-3863

How to Obtain Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-672-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-672-3863.

SOUTHERNSUN SMALL CAP FUND

SOUTHERNSUN US EQUITY FUND

ANNUAL REPORT

SEPTEMBER 30, 2013

This report and the financial statements contained herein are submitted for general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the SouthernSun Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $27,500

2012 - $27,500

(b)

Audit-Related Fees

2013 – None

2012 – None

(c)

Tax Fees

2013 – $6,200

2012 – $6,200

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 – None

2012 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2011

2010

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 – $6,200

2012 – $6,200

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew Rogers

       Andrew B. Rogers, President

Date

12/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew Rogers

        Andrew B. Rogers, President

Date

12/9/13

By (Signature and Title)

/s/ Kevin Wolf

       Kevin Wolf, Treasurer

Date

12/9/13